UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 3, 2006

                              Rand Logistics, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                   000-50908                    20-1195343
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(State or other jurisdiction        (Commission                (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)

461 Fifth Avenue, 25th Floor, New York, New York                    10017
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    (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (212) 644-3450


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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                                Explanatory Note:

This Form 8-K/A is being filed solely to correct typographical errors made to
Exhibit 10.1 during the Edgarization of Rand Logistics, Inc.'s (the "Company") Form 8-K filed on March 9, 2006. Except for replacing the aforementioned Exhibit 10.1, the disclosure included within the Company's Form 8-K filed on March 9, 2006 remains the same, and the Company has not updated or modified the disclosures therein for events that occurred at a later date.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

10.1 Credit Agreement, dated as of March 3, 2006, among Lower Lakes Towing Ltd., Lower Lakes Transportation Company, Grand River Navigation Company, Inc, the other Credit Parties signatory thereto, General Electric Capital Corporation as a US Lender and as Agent for the Secured Parties and the other Lenders signatory thereto from time to time, and GE Canada Finance Holding Company, as a Canadian Lender and the other Lenders signatory thereto from time to time.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  RAND LOGISTICS, INC.


Date: April 25, 2007                              By: /s/ Joseph W. McHugh, Jr.
                                                      --------------------------
                                                  Name: Joseph W. McHugh, Jr.
                                                  Title: Chief Financial Officer